UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2009

MXENERGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-138425	20-2930908
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

595 Summer Street, Suite 300, Stamford, Connecticut 06901

(Address and zip code of principal executive offices)

203-356-1318

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement

MXenergy Inc., a subsidiary of MXenergy Holdings Inc. (the “Company”), entered into the First Amendment dated as of September 28, 2009 (the “Gas ISDA Agreement Amendment”), to the ISDA Master Agreement dated as of September 22, 2009 (the “Gas ISDA Agreement”) with the Company and certain of its subsidiaries, as guarantors, and Sempra Energy Trading LLC (“Sempra”).  Pursuant to the terms of the Gas ISDA Agreement Amendment, the deadline by which the Company must furnish audited annual financial statements to Sempra for the fiscal year ended June 30, 2009 was amended to October 13, 2009.  Additionally, the definition of Adjusted Consolidated Tangible Net Worth in the Gas ISDA Agreement was amended to allow the Company to adjust for non-cash charges associated with any deferred tax valuation allowances.

MXenergy Electric Inc., a subsidiary of the Company, entered into the First Amendment dated as of September 28, 2009 (the “Electricity ISDA Agreement Amendment”), to the ISDA Master Agreement dated as of September 22, 2009 (the “Electricity ISDA Agreement”) with the Company and certain of its subsidiaries, as guarantors, and Sempra.  Pursuant to the terms of the Electricity ISDA Agreement Amendment, the deadline by which the Company must furnish audited annual financial statements to Sempra for the fiscal year ended June 30, 2009 was amended to October 13, 2009.  Additionally, the definition of Adjusted Consolidated Tangible Net Worth in the Electricity ISDA Agreement was amended to allow the Company to adjust for non-cash charges associated with any deferred tax valuation allowances.

These descriptions of the Gas ISDA Agreement Amendment and the Electricity ISDA Agreement Amendment are qualified in their entirety by reference to the complete terms of such amendments which are attached to this Current Report as Exhibits 10.1 and 10.2, respectively.

Item 9.01            Financial Statements and Exhibits

Exhibit No.	Exhibit Description
10.1

First Amendment to the ISDA Master Agreement, dated as of September 28, 2009, by and among MXenergy Inc., MXenergy Holdings Inc. and certain of its subsidiaries, as guarantors, and Sempra Energy Trading LLC.

10.2

First Amendment to the ISDA Master Agreement, dated as of September 28, 2009, by and among MXenergy Electric Inc., MXenergy Holdings Inc. and certain of its subsidiaries, as guarantors, and Sempra Energy Trading LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MXENERGY HOLDINGS INC.
(Registrant)

Date: October 2, 2009	/s/ Carole R. Artman-Hodge
	Name:	Carole R. Artman-Hodge
	Title:	Executive Vice President and Secretary